UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.   )

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Integral Acquisition Corporation 1

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED SEPTEMBER 25, 2025

INTEGRAL ACQUISITION CORPORATION 1

1330 AVENUE OF THE AMERICAS, 23RD FLOOR

NEW YORK, NEW YORK 10019

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF INTEGRAL ACQUISITION CORPORATION 1:

You are cordially invited to attend the special meeting of stockholders (the “Meeting”), of Integral Acquisition Corporation 1 (the “Company”, or “its”), to be held at [     ] Eastern time on [     ] at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Jonathan Deblinger, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. If attending online, upon receipt of such confirmation, the virtual login information for the Meeting will be provided to you.

Even if you are planning on attending the Meeting, please promptly submit your proxy vote online or by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend. You will be able to vote your shares online by visiting [     ].

The accompanying proxy statement (the “Proxy Statement”) is dated [     ], and is first being mailed to stockholders of the Company on or about [     ]. The sole purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

1)	a proposal to amend the Company’s amended and restated certificate of incorporation, as previously amended pursuant to votes of the Company’s stockholders on May 3, 2023, November 2, 2023, November 1, 2024 and March 28, 2025, respectively (the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Fourth Extension Amendment” and such proposal, the “Fourth Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) as promptly as reasonably possible, but no more than ten business days thereafter, redeem the Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”) included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on November 5, 2021 (the “IPO”), from November 5, 2025 to November 5, 2026, on a monthly basis (or such earlier date as determined by the Company’s board of directors (the “Board”)) (the “Fourth Extension”, and such later date, the “Fourth Extended Date”); and

2)	a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fourth Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

Both of the Proposals are more fully described in the accompanying Proxy Statement.

The Company’s final IPO prospectus filed with the U.S Securities and Exchange Commission on November 4, 2021 (File No.: 333-257058) (the “IPO Prospectus”) and the Charter provided that the Company initially had until May 5, 2023 (the date that was 18 months after the consummation of the IPO) to complete a Business Combination (the “Combination Period”). On May 3, 2023, the Company’s stockholders approved an amendment to the Charter to extend the Combination Period from May 5, 2023 to November 3, 2023 (or such earlier date as determined by the Board) at a special meeting of the Company’s stockholders (the “First Special Meeting”). On November 2, 2023, the Company’s stockholders approved, among other things, an amendment to the Charter to extend the Combination Period from November 3, 2023 to November 5, 2024 (or such earlier date as determined by the Board) (the “Second Extension”) at a special meeting in lieu of an annual meeting of the Company’s stockholders (the “Second Special Meeting”). On October 31, 2024, the Company’s stockholders approved, among other things, an amendment to the Charter to extend the Combination Period from November 5, 2024 to November 5, 2025 (or such earlier date as determined by the Board) (the “Third Extension” and such date, the “Third Extended Date”) at a special meeting in lieu of an annual meeting of the Company’s stockholders (the “Third Special Meeting”).

The purpose of the Fourth Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the Business Combination. While the Company is currently in discussions regarding various Business Combination opportunities, our Board currently believes that there will not be sufficient time before the Third Extended Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, the Company will need to obtain the Fourth Extension. Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to consummate a Business Combination to the Fourth Extended Date in order for its stockholders to have the opportunity to participate in the Company’s future investment.

In connection with the Fourth Extension Amendment Proposal, the holders of the Public Shares (the “Public Stockholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account in which proceeds from the IPO and the Private Placement (as defined below) were placed following the closing of the IPO and the Private Placement (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote on the Fourth Extension Amendment Proposal (the “Fourth Extension Redemptions”) and regardless of how such Public Stockholders vote. If the Fourth Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining Public Stockholders will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Fourth Extension Amendment. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Fourth Extended Date.

The Company’s sponsor, Integral Sponsor LLC, a Delaware limited liability company (the “Sponsor”), owns (i) one share of the Class B common stock of the Company, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), (ii) 2,824,999 shares of Class A Common Stock that were issued to the Sponsor on November 3, 2023 upon conversion (the “Founder Share Conversion”) of 2,824,999 shares of Class B Common Stock that had been issued to the Sponsor on a one-for-one basis prior to the IPO (such shares of Class A Common Stock and Class B Common Stock together, the “Founder Shares”), and (iii) 4,950,000 warrants (the “Private Placement Warrants”) purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”). The 2,824,999 shares of Class A Common Stock issued in connection with the Founder Share Conversion are subject to the same restrictions as applied to the Class B Common Stock before the Founder Share Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the IPO Prospectus. The Founder Shares are also entitled to registration rights.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or [     ]). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

If the Fourth Extension Amendment Proposal is approved and the Board decides to implement the Fourth Extension, the Sponsor or its designees have agreed to loan the Company (the “Loans”) (i) the lesser of (x) $[     ] or (y) $[     ] for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Business Combination is not consummated by December 5, 2025, the Monthly Amount for each calendar month (commencing on December 6, 2025 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until November 5, 2026. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Fourth Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [     ] Public Shares remain outstanding after redemptions in connection with the Fourth Extension, then the amount paid per share will be reduced proportionately. For example, if the Company completes the Business Combination on May 5, 2026, which would represent six calendar months, no Public Shares are redeemed and all of the Public Shares remain outstanding in connection with the Fourth Extension, then the aggregate amount deposited per share will be approximately $[     ] per share, with the aggregate maximum contribution to the Trust Account being $[     ]. However, if [     ] Public Shares are redeemed and [     ] of the Public Shares remain outstanding after redemptions in connection with the Fourth Extension, then the amount deposited per share for such six-month period will be approximately $[     ] per share.

Assuming the Fourth Extension Amendment Proposal is approved and the Board implements the Fourth Extension, the initial Monthly Amount will be deposited in the Trust Account on or about November 8, 2025. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 5th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Fourth Extension Amendment. The Loans will not occur if the Fourth Extension Amendment Proposal is not approved or the Fourth Extension Amendment is not implemented. The amount of the Loans will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises the Company that it does not intend to make the Loans, then the Fourth Extension Amendment Proposal will not be put before the stockholders at the Meeting and the Company will dissolve and liquidate in accordance with the Charter. There is also no assurance that the Sponsor or its designees will make additional Loans for the term of the Fourth Extension. The Board will have the sole discretion whether to extend for additional calendar months until November 5, 2026 and if the Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate. Further, even if the Board determines to continue extending for additional calendar months, if the Sponsor or its designees are unable or unwilling, for any reason, to extend the Loans to fund such extensions of the Combination Period, the Combination Period will not be further extended.

As of [     ], based on funds in the Trust Account of approximately $[     ] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[     ] per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay the Company’s taxes). The closing price of the Class A Common Stock on [     ] as reported on the Pink Open Market of the OTC was $[     ]. The Company cannot assure Public Stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Stockholders wish to sell their Public Shares.

Pursuant to the Inflation Reduction Act of 2022, a U.S. federal excise tax (the “Excise Tax”) has been imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase, subject to certain exceptions and carveouts. Accordingly, redemptions of our Public Shares in connection with the Meeting may require the Company to pay the Excise Tax.

In the event the Company is required to pay the Excise Tax, it will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any Excise Tax that may be due. Additionally, if the Fourth Extension Amendment is implemented, the Company plans to continue to maintain the remaining amount in its Trust Account in an interest-bearing demand deposit account at a bank.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Meeting to a later date or dates (i) to permit further solicitation of proxies or (ii) where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented to the Company’s stockholders (x) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fourth Extension Amendment Proposal or (y) where the Board has determined it is otherwise necessary.

If the Fourth Extension Amendment Proposal is not approved, or the Company is otherwise unable to complete the Fourth Extension, and the Company does not consummate the Business Combination by the Third Extended Date, in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination by the Third Extended Date. In the event of a liquidation, the Founder Shares and the Private Placement Warrants will be worthless. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

Subject to the foregoing, the affirmative vote of at least 65% of the outstanding shares of Common Stock, including the Founder Shares, will be required to approve the Fourth Extension Amendment Proposal. Stockholder approval of the Fourth Extension Amendment is required for the implementation of the Board’s plan to extend the date by which the Company must consummate the Business Combination. Notwithstanding stockholder approval of the Fourth Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Fourth Extension Amendment at any time without any further action by the Company’s stockholders.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted or attend online) or represented by proxy at the Meeting and entitled to vote thereon.

As a result of the Founder Share Conversion and the redemptions in connection with the First Special Meeting, the Second Special Meeting and the Third Special Meeting, the Sponsor and the Company’s directors and officers hold approximately 87.3% of the issued and outstanding shares of Common Stock entitled to vote at the Meeting and plan to vote all of the shares of the Common Stock owned by them in favor of the Proposals. Assuming the Sponsor, directors and officers vote all of the shares of Common Stock owned by them at the Meeting, the Proposals can be approved at the Meeting even if some or all of the other Public Stockholders do not approve the Proposals.

The Board has fixed the close of business on September 30, 2025 as the date for determining the stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Fourth Extension Amendment is implemented and you do not elect to redeem your Public Shares in the Fourth Extension Redemptions, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you would retain the right to vote on the Business Combination when it is submitted to stockholders. Regardless of how you vote on the Business Combination, you would retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or the Company has not consummated a Business Combination by the Fourth Extended Date.

AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE FOURTH EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL ARE ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” SUCH PROPOSALS.

Under the DGCL and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Fourth Extension Amendment Proposal, the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares.

[ ]	By Order of the Board of Directors

Enrique Klix
Chief Executive Officer, Chief Financial Officer and Director

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online or at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online or at the Meeting by obtaining a legal proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Fourth Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Fourth Extension Amendment Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal, if presented. Broker non-votes will also not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal, if presented. Failure to vote by proxy, online or at the Meeting will have no effect on the outcome of the vote on the Adjournment Proposal. You will be able to vote your shares online by visiting [     ].

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [     ]: This notice of meeting and the accompanying Proxy Statement are available at [     ].

INTEGRAL ACQUISITION CORPORATION 1

1330 AVENUE OF THE AMERICAS, 23RD FLOOR

NEW YORK, NEW YORK 10019

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS PROXY STATEMENT

The special meeting of stockholders (the “Meeting”), of Integral Acquisition Corporation 1 (“we”, “us”, “our” or “Company”), is to be held at [     ] Eastern time on [     ] at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Jonathan Deblinger, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. If attending online, upon receipt of such confirmation, the virtual login information for the Meeting will be provided to you.

You will not be required to attend the Meeting in person or virtually in order to vote. You may vote your shares online by visiting [     ]. The Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1)	a proposal to amend our amended and restated certificate of incorporation, as previously amended pursuant to votes of our stockholders on May 3, 2023, November 2, 2023, November 1, 2024 and March 28, 2025, respectively (the “Charter”), in the form set forth in Annex A hereto (the “Fourth Extension Amendment” and such proposal, the “Fourth Extension Amendment Proposal”), to extend the date by which we must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) as promptly as reasonably possible, but no more than ten business days thereafter, redeem our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) included as part of the units (the “Units”, and such shares, the “Public Shares”) sold in our initial public offering that was consummated on November 5, 2021 (the “IPO”), from November 5, 2025 to November 5, 2026, on a monthly basis (or such earlier date as determined by our board of directors (the “Board”)) (the “Fourth Extension”, and such later date, the “Fourth Extended Date”); and

2)	a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fourth Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

Our final IPO prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 4, 2021 (File No.: 333-257058) (the “IPO Prospectus”) and the Charter provided that we initially had until May 5, 2023 (the date that was 18 months after the consummation of the IPO) to complete a Business Combination (the “Combination Period”). On May 3, 2023, our stockholders approved an amendment to the Charter to extend the Combination Period from May 5, 2023 to November 3, 2023 (or such earlier date as determined by the Board) (the “First Extension”) at a special meeting of stockholders (the “First Special Meeting”). On November 2, 2023, our stockholders approved, among other things, an amendment to the Charter to extend the Combination Period from November 3, 2023 to November 5, 2024 (or such earlier date as determined by the Board) (the “Second Extension”) at a special meeting in lieu of an annual meeting of the stockholders (the “Second Special Meeting”). On October 31, 2024, our stockholders approved, among other things, an amendment to the Charter to extend the Combination Period from November 5, 2024 to November 5, 2025 (or such earlier date as determined by the Board) (the “Third Extension” and such date, the “Third Extended Date”) at a special meeting in lieu of an annual meeting of our stockholders (the “Third Special Meeting”).

The purpose of the Fourth Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. While we are currently in discussions regarding various Business Combination opportunities, our Board currently believes that there will not be sufficient time before the Third Extended Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Fourth Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which we have to consummate a Business Combination to the Fourth Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Fourth Extension Amendment Proposal, the holders of our Public Shares (the “Public Stockholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account in which proceeds from the IPO and the Private Placement (as defined below) were placed following the closing of the IPO and the Private Placement (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote on the Fourth Extension Amendment Proposal (the “Fourth Extension Redemptions”) and regardless of how such Public Stockholders vote. If the Fourth Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining Public Stockholders will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Fourth Extension Amendment. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if we have not completed a Business Combination by the Fourth Extended Date.

Our sponsor, Integral Sponsor LLC, a Delaware limited liability company (the “Sponsor”), owns (i) one share of our Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), (ii) 2,824,999 shares of Class A Common Stock that were issued to the Sponsor on November 3, 2023 upon conversion (the “Founder Share Conversion”) of 2,824,999 shares of Class B Common Stock on a one-for-one basis that had been issued to the Sponsor prior to the IPO (such shares of Class A Common Stock and Class B Common Stock together, the “Founder Shares”) and (iii) 4,950,000 warrants (the “Private Placement Warrants”) purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”). The 2,824,999 shares of Class A Common Stock issued in connection with the Founder Share Conversion are subject to the same restrictions as applied to the Class B Common Stock before the Founder Share Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the IPO Prospectus. The Founder Shares are also entitled to registration rights. As a result of the Founder Share Conversion, the redemptions in connection with the First Special Meeting (the “First Extension Redemptions”), the redemptions in connection with the Second Special Meeting (the “Second Extension Redemptions”) and the redemptions in connection with the Third Special Meeting (the “Third Extension Redemptions”), the Sponsor holds approximately 87.3% of the issued and outstanding shares of Common Stock.

To make the Election, you must demand that we redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to our transfer agent at least two business days prior to the Meeting (or [     ]). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in Street Name (as defined in the section below entitled “Questions and Answers about the Meeting”), you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

If the Fourth Extension Amendment Proposal is approved and the Board decides to implement the Fourth Extension, the Sponsor or its designees have agreed to loan us (the “Loans”) (i) the lesser of (x) $[     ] or (y) $[     ] for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Business Combination is not consummated by December 5, 2025, the Monthly Amount for each calendar month (commencing on December 6, 2025 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by us to complete the Business Combination until November 5, 2026. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Fourth Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [     ] Public Shares remain outstanding after redemptions in the Fourth Extension Redemptions, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on May 5, 2026, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Fourth Extension, then the aggregate amount deposited per share will be approximately $[     ] per share, with the aggregate maximum contribution to the Trust Account being $[     ]. However, if [     ] Public Shares are redeemed and [     ] of our Public Shares remain outstanding after redemptions in connection with the Fourth Extension, then the amount deposited per share for such six-month period will be approximately $[     ] per share.

Assuming the Fourth Extension Amendment Proposal is approved and the Board implements the Fourth Extension Amendment Extension, the initial Monthly Amount will be deposited in the Trust Account on or about November 8, 2024. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 5th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Fourth Extension Amendment. The Loans will not occur if the Fourth Extension Amendment Proposal is not approved or the Fourth Extension Amendment is not implemented. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Fourth Extension Amendment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with the Charter. There is also no assurance that the Sponsor or its designees will make additional Loans for the term of the Fourth Extension. The Board will have the sole discretion whether to extend for additional calendar months until November 5, 2026 and if the Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate. Even if the Board determines to continue extending for additional calendar months, if the Sponsor or its designees are unable or unwilling, for any reason, to extend the Loans to fund such extensions of the Combination Period, the Combination Period will not be further extended.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $[     ] that was in the Trust Account as of [     ]. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding stockholder approval of the Fourth Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Fourth Extension Amendment at any time without any further action by our stockholders.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates (i) to permit further solicitation of proxies or (ii) where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fourth Extension Amendment Proposal.

If the Fourth Extension Amendment Proposal is not approved, or we are otherwise unable to complete the Fourth Extension, and we do not consummate the Business Combination by the Third Extended Date, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants (as defined in the section below entitled “Questions and Answers about the Meeting”), which will expire worthless if we fail to complete a Business Combination by the Third Extended Date. In the event of a liquidation, the Founder Shares and the Private Placement Warrants will be worthless. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If our Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser (i) $10.15 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per Public Share due to reductions in the value of the Trust Account assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of [     ], based on funds in the Trust Account of approximately $[     ] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[     ] per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, we cannot assure you that the per-share distribution from the Trust Account, if our Company liquidates, will not be less than approximately $[     ] (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes), due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because we will not be complying with Section 280 of the DGCL, as described in our IPO Prospectus, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), a U.S. federal excise tax (the “Excise Tax”) has been imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase, subject to certain exceptions and carveouts. Accordingly, redemptions of our Public Shares in connection with the Meeting may require us to pay the Excise Tax.

In the event we are required to pay the Excise Tax, we will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any Excise Tax that may be due. Additionally, if the Fourth Extension Amendment is implemented, we plan to continue to maintain the remaining amount in our Trust Account in an interest-bearing demand deposit account at a bank.

If the Fourth Extension Amendment Proposal is approved and the Fourth Extension Amendment is implemented, our Company, pursuant to the terms of the investment management trust agreement, dated November 2, 2021 (the “Trust Agreement”), by and between us and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by us to complete a Business Combination on or before the Fourth Extended Date. Public Stockholders who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Fourth Extended Date, if the Fourth Extension Amendment Proposal is approved.

Our Board has fixed the close of business on September 30, 2025 (the “Record Date”) as the date for determining our stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were 3,237,669 shares of our Class A Common Stock and one share of Class B Common Stock issued and outstanding. Our Warrants do not have voting rights in connection with the Proposals.

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $8,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board, the management of our Company (the “Management”), the Sponsor and the management of the Sponsor may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners (as defined in the section below entitled “Questions and Answers about the Meeting”). While the payment of these expenses will reduce the cash available to us to consummate the Business Combination, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy Statement is dated [     ] and is first being mailed to stockholders on or about [     ].

By Order of the Board of Directors

Enrique Klix
Chief Executive Officer, Chief Financial Officer and Director

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is a special meeting of stockholders, to be held at [     ] Eastern time on [     ], or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about [     ].

We are a blank check company formed in Delaware on February 16, 2021, for the purpose of effecting a Business Combination. On November 5, 2021, we consummated our IPO, as well as the Private Placement, from which we derived gross proceeds of $119,950,000 in the aggregate. The underwriters of the IPO also exercised their over-allotment option in full and we sold additional Private Placement Warrants to the Sponsor following such exercise. Following the closing of the IPO, the over-allotment exercise and the Private Placement, an amount of $116,725,000 ($10.15 per Unit) from the net proceeds of the IPO (including the over-allotment Units) and the Private Placement was placed in the Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the Public Stockholders if there is no qualifying Business Combination consummated on or before the end of the Combination Period. Our Board believes that it is in the best interests of the stockholders to continue our existence until the Fourth Extended Date in order to allow us more time to complete a Business Combination.

The Proposals

What is being voted on?

You are being asked to vote on two Proposals:

●	Fourth Extension Amendment Proposal. A proposal to amend our Charter to extend the date by which we have to either consummate a Business Combination or wind up our Company and redeem 100% of the Public Shares sold in the IPO from November 5, 2025 to November 5, 2026, on a monthly basis (or such earlier date as determined by the Board); and

●	Adjournment Proposal. A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fourth Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

Why are we proposing the Fourth Extension Amendment Proposal?

Our Charter provides for the return of our IPO proceeds held in the Trust Account to the Public Stockholders if there is no qualifying Business Combination consummated on or before November 5, 2025, the end of the Combination Period. As explained below, we will not be able to complete a Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Fourth Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. There is no assurance that we will be able to consummate the Business Combination, given the actions that must occur prior to closing of the Business Combination.

We believe that given our expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing Public Stockholders an opportunity to consummate a Business Combination. Accordingly, the Board is proposing the Fourth Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from November 5, 2025 to November 6, 2026 (or such earlier date as determined by the Board).

You are not being asked to vote on the Business Combination at this time. If the Fourth Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Third Extended Date.

Why are we proposing the Adjournment Proposal?

We are proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting to give us more time (i) to seek approval of the Fourth Extension Amendment Proposal, if necessary, or (ii) where the Board has determined it is otherwise necessary. If the Adjournment Proposal is not approved, we will not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies or where the Board has determined it is otherwise necessary. In such event, the Fourth Extension would not be completed, we would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of our remaining stockholders and the Board, dissolving and liquidating.

Why should I vote “FOR” the Fourth Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to consummate a Business Combination. Accordingly, the Board is proposing the Fourth Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from November 5, 2025 to November 5, 2026, on a monthly basis (or such earlier date as determined by the Board). The Fourth Extension would give us more opportunity to complete the Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our Business Combination before the Third Extended Date, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares in the Fourth Extension Redemptions. [We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.]

Our Board recommends that you vote in favor of the Fourth Extension Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fourth Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

Our Board recommends that you vote in favor of the Adjournment Proposal, if presented.

What amount will holders receive upon consummation of a Business Combination or liquidation if the Fourth Extension Amendment Proposal is approved?

If the Fourth Extension Amendment Proposal is approved and the Board decides to implement the Fourth Extension, the Sponsor or its designees have agreed to the Loans of (i) the lesser of (x) $[     ] or (y) $[     ] for each Public Share that is not redeemed plus (ii) if the Business Combination is not consummated by December 5, 2025, the Monthly Amount for each calendar month (commencing on December 6, 2025 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by us to complete the Business Combination until November 5, 2026. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Fourth Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [     ] Public Shares remain outstanding after the Fourth Extension Redemptions, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on May 5, 2026, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Fourth Extension, then the aggregate amount deposited per share will be approximately $[     ] per share, with the aggregate maximum contribution to the Trust Account being $[     ]. However, if [     ] Public Shares are redeemed and [     ] of our Public Shares remain outstanding after redemptions in connection with the Fourth Extension, then the amount deposited per share for such six-month period will be approximately $[     ] per share.

Assuming the Fourth Extension Amendment Proposal is approved and the Board implements the Fourth Extension, the initial Monthly Amount will be deposited in the Trust Account on or about November 8, 2025. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 5th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Fourth Extension Amendment. The Loans will not occur if the Fourth Extension Amendment Proposal is not approved or the Fourth Extension Amendment is not implemented. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Fourth Extension Amendment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with the Charter. There is also no assurance that the Sponsor or its designees will make additional Loans for the term of the Fourth Extension. The Board will have the sole discretion whether to extend for additional calendar months until November 5, 2026 and if the Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate. Further, even if the Board determines to continue extending for additional calendar months, if the Sponsor or its designees are unable or unwilling, for any reason, to extend the Loans to fund such extensions of the Combination Period, the Combination Period will not be further extended.

What vote is required to adopt the Proposals?

●	Fourth Extension Amendment Proposal. The approval of the Fourth Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of Common Stock, including the Founder Shares, on the Record Date.

●	Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted or attend online) or represented by proxy at the Meeting and entitled to vote thereon.

Our Sponsor and directors and officers, following the Founder Share Conversion, the First Extension Redemptions, the Second Extension Redemptions and the Third Extension Redemptions, own approximately 87.3% of the outstanding shares of our Common Stock entitled to vote at the Meeting and plan to vote all of the shares of our Common Stock owned by them in favor of the Proposals. Assuming that our Sponsor and directors and officers vote all of the shares of our Common Stock owned by them at the Meeting, the Proposals can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Proposals.

What if I don’t want to vote “FOR” either of the Proposals?

If you do not want the Fourth Extension Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Fourth Extension Amendment Proposal and regardless of how you vote, so long as you make the Election in the Fourth Extension Redemptions. If the Fourth Extension Amendment Proposal is approved, and the Fourth Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. Abstentions and Broker Non-Votes will have no effect on the Adjournment Proposal.

How do our insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Fourth Extension Amendment Proposal and the Adjournment Proposal, if presented. Currently, our Sponsor, Board and Management own approximately 87.3% of our issued and outstanding shares of Common Stock, including (i) one share of Class B Common Stock, (ii) 2,824,999 shares of Class A Common Stock and (iii) 4,950,000 Private Placement Warrants, all of which would expire worthless if the Business Combination is not consummated. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Fourth Extension Amendment Proposal.

In addition, the Sponsor and/or our Company may enter into arrangements with a limited number of stockholders pursuant to which such stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Fourth Extension Amendment Proposal. The Sponsor and/or Company may provide such stockholders either our securities or membership interests in the Sponsor pursuant to such arrangements.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Fourth Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of our Company and our stockholders. The Board recommends that our stockholders vote “FOR” the Fourth Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

What interests do the Sponsor, directors and officers have in the approval of the Proposals?

The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of (i) one share of Class B Common Stock (purchased for a nominal price), 2,824,999 shares of Class A Common Stock (purchased for a nominal price) and 4,950,000 Private Placement Warrants (purchased for $4,950,000), all of which would expire worthless if the Business Combination is not consummated, (ii) a promissory note in the principal amount of up to $1,500,000 issued to the Sponsor on July 10, 2023 in connection with working capital loans made by the Sponsor (the “2023 Promissory Note”), of which $1,500,000 was outstanding as of June 30, 2025, (iii) a promissory note in the principal amount of up to $3,000,000 issued to the Sponsor on September 12, 2024 in connection with working capital loans made by the Sponsor (the “2024 Promissory Note”), of which $922,913 was outstanding as of June 30, 2025, (iv) a promissory note in the principal amount of up to $630,000 issued to the Sponsor on May 8, 2024 (the “First Extension Promissory Note”) for loans being made by the Sponsor as additional contributions to the Trust Account in connection with the First Extension, of which $355,000 was outstanding as of June 30, 2025, (v) a promissory note in the principal amount of up to $359,503 issued to the Sponsor on November 8, 2023 (the “Second Extension Promissory Note”), for loans being made by the Sponsor as additional contributions to the Trust Account in connection with the Second Extension, of which $359,503 was outstanding as of June 30, 2025 and (vi) a promissory note in the principal amount of up to $130,561 issued to the Sponsor on November 6, 2024 (the “Third Extension Promissory Note”), for loans being made by the Sponsor as additional contributions to the Trust Account in connection with the Third Extension, of which $87,040 was outstanding as of June 30, 2025. See the section below entitled “Proposal One — The Fourth Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers”.

Do I have appraisal rights if I object to either of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals under the DGCL.

The Fourth Extension Amendment Proposal

When would the Board abandon the Fourth Extension Amendment?

Our Board will abandon the Fourth Extension Amendment if our stockholders do not approve Fourth Extension Amendment Proposal.

In addition, notwithstanding stockholder approval of the Fourth Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Fourth Extension Amendment at any time without any further action by our stockholders.

What happens if the Fourth Extension Amendment Proposal is not approved?

Our Board will abandon the Fourth Extension Amendment if our stockholders do not approve Fourth Extension Amendment Proposal.

If the Fourth Extension Amendment Proposal is not approved, or we are otherwise unable to complete the Fourth Extension, and we do not consummate the Business Combination within the Combination Period, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our Warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Founder Shares and the Private Placement Warrants will be worthless.

If the Fourth Extension Amendment Proposal is approved, what happens next?

If the Fourth Extension Amendment Proposal is approved and the Fourth Extension Amendment is implemented, we will continue to attempt to consummate the Business Combination until the Fourth Extended Date.

We are seeking approval of the Fourth Extension Amendment Proposal because we will likely not be able to complete the Business Combination prior to November 5, 2025, the end of the Combination Period. If the Fourth Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval

Upon approval of the Fourth Extension Amendment Proposal, we will file the Fourth Extension Amendment with the Secretary of State of the State of Delaware (the “DE Secretary of State”) in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and expect that our Units, Public Shares and warrants included as part of the Units sold in the IPO (the “Public Warrants” and together with the Private Placement Warrants, the “Warrants”) will remain publicly traded.

If the Fourth Extension Amendment Proposal is approved, and the Fourth Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Common Stock held by the Sponsor and our directors and our officers as a result of their ownership of Founder Shares.

Notwithstanding stockholder approval of the Fourth Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Fourth Extension Amendment at any time without any further action by our stockholders.

If the Fourth Extension Amendment Proposal is approved and the Board decides to implement the Fourth Extension, the Sponsor or its designees have agreed to the Loans of (i) the lesser of (x) $[     ] or (y) $[     ] for each Public Share that is not redeemed plus (ii) if the Business Combination is not consummated by December 5, 2025, the Monthly Amount for each calendar month (commencing on December 6, 2025 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by us to complete the Business Combination until November 5, 2026. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Fourth Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [     ] Public Shares remain outstanding after the Fourth Extension Redemptions, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on May 5, 2026, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Fourth Extension, then the aggregate amount deposited per share will be approximately $[     ] per share, with the aggregate maximum contribution to the Trust Account being $[     ]. However, if [     ] Public Shares are redeemed and [     ] of our Public Shares remain outstanding after redemptions in connection with the Fourth Extension, then the amount deposited per share for such six-month period will be approximately $[     ] per share.

Assuming the Fourth Extension Amendment Proposal is approved and the Board implements the Fourth Extension, the initial Monthly Amount will be deposited in the Trust Account on or about November 8, 2025. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 5th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Fourth Extension Amendment. The Loans will not occur if the Fourth Extension Amendment Proposal is not approved or the Fourth Extension Amendment is not implemented. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Fourth Extension Amendment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with the Charter. There is also no assurance that the Sponsor or its designees will make additional Loans for the term of the Fourth Extension. The Board will have the sole discretion whether to extend for additional calendar months until November 5, 2026 and if the Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate. Further, even if the Board determines to continue extending for additional calendar months, if the Sponsor or its designees are unable or unwilling, for any reason, to extend the Loans to fund such extensions of the Combination Period, the Combination Period will not be further extended.

What happens to our Warrants if the Fourth Extension Amendment Proposal is not approved?

If the Fourth Extension Amendment Proposal is not approved, or we are otherwise unable to complete the Fourth Extension, and we do not consummate the Business Combination by the Third Extended Date, there will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our Warrants, which will expire worthless in the event of our winding up.

What happens to our Warrants if the Fourth Extension Amendment Proposal is approved and the Fourth Extension Amendment is implemented?

If the Fourth Extension Amendment Proposal is approved and the Fourth Extension Amendment is implemented, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Fourth Extended Date. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A Common Stock issuable upon exercise of the Warrants and a current prospectus relating to them is available (or we permit holders to exercise Warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the Fourth Extension Amendment Proposal?

Yes, assuming you are a stockholder as of the Record Date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the Fourth Extension Amendment Proposal receives the requisite stockholder approvals and the Fourth Extension Amendment is implemented. If you do not redeem your Public Shares in connection with the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination, subject to any limitations set forth in the Charter.

Would I still be able to exercise my redemption rights in connection with the Business Combination if I vote “AGAINST” either of the Proposals?

Unless you elect to redeem your Public Shares at this time in the Fourth Extension Redemptions, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you vote against either of the Proposals at the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our Charter.

How do I redeem my shares of Class A Common Stock?

If the Fourth Extension Amendment is implemented, each of our Public Stockholders that made an Election may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares in the Fourth Extension Redemptions. If you choose not to make an Election in connection with the Fourth Extension Amendment Proposal, you will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Fourth Extended Date, subject to any limitations set forth in the Charter.

In order to exercise your redemption rights in the Fourth Extension Redemptions, you must, prior to 5:00 p.m. Eastern time on [     ] (two business days before the Meeting) tender your Public Shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Information about the Meeting

How do I attend the Meeting?

The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 at [     ] Eastern time on [     ], or at such other time, on such other date and at such other place to which the Meeting may be adjourned. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Jonathan Deblinger, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. If attending online, upon receipt of such confirmation, the virtual login information for the Meeting will be provided to you. You will not be required to attend the Meeting in person or virtually in order to vote.

How do I change or revoke my vote after I have voted?

You may change your vote by e-mailing a later-dated, signed proxy card to our Chief Executive Officer at info@integralacquisition.com, so that it is received by our Chief Executive Officer prior to the Meeting, or by attending the Meeting and voting. You also may revoke your proxy by sending a notice of revocation to our Chief Executive Officer, which must be received by our Chief Executive Officer prior to the Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then these proxy materials are being forwarded to you by that organization. If your shares are held in Street Name, and you wish to attend the Meeting and vote at the Meeting or online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

●	Fourth Extension Amendment Proposal. The Fourth Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of our Common Stock as of the Record Date, including the Founder Shares, voting together as a single class. Accordingly, a stockholder’s failure to vote by proxy, online or at the Meeting or an abstention with respect to the Fourth Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

●	Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted or attend online) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy, online or at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will also have no effect on this proposal.

If my shares are held in Street Name, will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe the Fourth Extension Amendment Proposal and the Adjournment Proposal, if presented, will be considered non-discretionary, and therefore your broker, bank, or nominee cannot vote your shares without your instruction on these proposals. Consequently, your bank, broker, or other nominee can vote your shares for these proposals only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm.

How many votes must be present to hold the Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our Common Stock on the Record Date issued and outstanding and entitled to vote at the Meeting, present in person (including those who voted or attend online) or represented by proxy, constitute a “quorum”.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 1,618,836 shares of our Common Stock are required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of our Common Stock at the close of business on the Record Date, September 30, 2025, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On the Record Date, 3,237,669 shares of our Class A Common Stock and one share of Class B Common Stock were outstanding and entitled to vote.

What is the difference between a Stockholder of Record (as defined below) and a Beneficial Owner of shares held in Street Name?

●	Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “Stockholder of Record”.

●	Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “Beneficial Owner” of shares held in “Street Name” and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint Enrique Klix, our Chief Executive Officer and Chief Financial Officer, as your representative at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Klix to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Fourth Extension Amendment Proposal and the Adjournment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for Beneficial Owners who have not returned proxies to the brokers (“Broker Non-Votes”).

How can I vote if I am a Stockholder of Record?

●	At the Meeting. If you are a Stockholder of Record, you may vote at the Meeting.

●	Online. You may also vote by submitting a proxy for the Meeting. You may submit your proxy online at [ ], 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on [ ] (have your proxy card in hand when you visit the website).

●	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.

How can I vote if I am a Beneficial Owner of shares held in Street Name?

●	At the Meeting. If you are a Beneficial Owner of shares held in Street Name and you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By telephone or online. You may vote by proxy by submitting your proxy by telephone or online (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in Street Name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting. For more information, see the subsection above entitled “How do I attend the Meeting?”.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of Common Stock will be voted “FOR” the Proposals.

How many votes do I have?

Each share of our Class A Common Stock and Class B Common Stock is entitled to one vote on each matter that comes before the Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of our Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including Annex A, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Common Stock.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $8,500 in connection with such services for the Meeting. We will also reimburse Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board, the Management, the Sponsor and the management of the Sponsor may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also contact us at:

Integral Acquisition Corporation 1

1330 Avenue of the Americas, 23rd Floor

New York, New York 10019

Email: info@integralacquisition.com

You may also obtain additional information about our Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward- looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete the Business Combination;

●	the anticipated benefits of the Business Combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account; and

●	the competitive environment in which our successor will operate following the Business Combination.

Additionally, in 2024, the SEC adopted additional rules and regulations relating to special purpose acquisition companies (“SPACs” and such rules and regulations, the “2024 SPAC Rules”). The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC sponsors and related persons; (ii) additional disclosures relating to SPAC Business Combination transactions; (iii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in connection with proposed Business Combination transactions; (iv) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (v) the requirement that both the SPAC and its target company be co-registrants in connection with registration statements relating to proposed Business Combination transactions. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act (the “Investment Company Act”), including its duration, asset composition, business purpose, and the activities of the SPAC and its management team. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial Business Combination and may increase the costs and time related thereto.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, see the section below entitled “Risk Factors”, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in the section titled “Risk Factors” contained in our (i) IPO Prospectus, (ii) Annual Reports on Form 10-K for the fiscal years ended December 31, 2021, December 31, 2022, December 31, 2023 and December 31, 2024, as filed with the SEC on April 1, 2022, March 31, 2023, April 12, 2024 and February 19, 2025, respectively, (iii) Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022, September 30, 2022, March 31, 2023, September 30, 2023, June 30, 2024, September 30, 2024 and March 31, 2025, as filed with the SEC on May 16, 2022, August 15, 2022, November 14, 2022, May 15, 2023, November 21, 2023, August 14, 2024, November 14, 2024 and May 29, 2025, respectively, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.

There are no assurances that the Fourth Extension will enable us to complete a Business Combination.

The Fourth Extension involves a number of risks. Even if the Fourth Extension Amendment Proposal is approved and the Fourth Extension Amendment is implemented, we can provide no assurances that the Business Combination will be consummated prior to the Fourth Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Fourth Extension Amendment Proposal is approved and the Fourth Extension Amendment is implemented, we expect to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem their Public Shares in connection with the Fourth Extension Amendment in the Fourth Extension Redemptions, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Fourth Extension Amendment and the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Fourth Extension Amendment and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our Public Stockholders may be unable to recover their investment except through sales of our Public Shares on the open market. The price of our Public Shares may be volatile, and there can be no assurance that Public Stockholders will be able to dispose of our Public Shares at favorable prices, or at all.

Our Sponsor, directors and officers own a substantial number of shares of our Common Stock and can approve the Proposals without the vote of other stockholders.

Our Sponsor, directors and officers, following the Founder Share Conversion, the First Extension Redemptions, the Second Extension Redemptions and the Third Extension Redemptions, own approximately 87.3% of the outstanding shares of our Common Stock entitled to vote at the Meeting and plan to vote all of the shares of our Common Stock owned by them in favor of the Proposals. Assuming that our Sponsor, directors and officers vote all of the shares of our Common Stock owned by them at the Meeting, the Proposals can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Proposals.

The Excise Tax may be imposed on us in connection with our redemptions of Public Shares in connection with a Business Combination or other stockholder vote pursuant to which Public Stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the IR Act, commencing in 2023, the Excise Tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the Excise Tax. In April 2024, the Treasury Department issued proposed regulations providing guidance with respect to the Excise Tax. Taxpayers may rely on these proposed regulations until final regulations are issued. Under the proposed regulations, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our Public Shares in the Fourth Extension Redemptions may subject us to the Excise Tax, unless one of the two exceptions above apply. Such redemptions would only occur if the Fourth Extension Amendment Proposal is approved by our stockholders and the Fourth Extension Amendment is implemented by the Board.

During the second quarter of 2024, the Internal Revenue Service issued final regulations with respect to the timing and payment of the Excise Tax. Pursuant to those regulations, we were required to file a return and remit payment for any liability incurred during the period from January 1, 2023 to December 31, 2023 on or before October 31, 2024. If we were unable to pay our obligation in full, we would be subject to additional interest and penalties, which were estimated at 10% interest per annum and a 5% underpayment penalty per month or portion of a month up to 25% of the total liability for any amount that is unpaid from November 1, 2024 until paid in full.

On May 3, 2023, in connection with the implementation of the First Extension Redemptions, Public Stockholders elected to redeem an aggregate of 8,470,059 Public Shares for cash, for an aggregate redemption amount of approximately $87.8 million. On November 2, 2023, in connection with the implementation of the Second Extension Redemptions, Public Stockholders elected to redeem an aggregate of 1,831,599 Public Shares for cash, for an aggregate redemption amount of approximately $19.8 million. On April 30, 2024, in association with the Flybondi Business Combination Agreement (as defined in the section below entitled “Background”), Cartesian Capital Group, LLC and Flybondi (as defined in the section below entitled “Background”), together, released $900,000 to us solely for the purpose of paying our 2023 Excise Tax liability and (i) under conditions as stipulated in the Flybondi Business Combination Agreement and (ii) which was held by us in a segregated bank account. On October 23, 2024, we filed our 2023 Excise Tax return and utilized the $900,000 released to us (along with other of our funds) and paid $1,076,073 in 2023 Excise Taxes.

On November 2, 2024, in connection with the implementation of the Third Extension Redemptions, Public Stockholders elected to redeem an aggregate of 835,672 Public Shares for cash, for an aggregate redemption amount of approximately $9.5 million. As a result of such redemptions, we were required to file a return and remit payment for our 2024 Excise Tax liability on or before April 30, 2025. On April 30, 2025, we filed our 2024 Excise Tax return. On June 4, 2025, we paid $97,300 in connection with the 2024 Excise Taxes, including penalties and interest.

The foregoing Excise Tax payments and potential Excise Taxes that may be imposed in connection with the Fourth Extension Redemptions could cause a reduction in the cash available to complete a Business Combination and may adversely affect our ability to complete a Business Combination.

As described in the section below entitled “Proposal One — The Fourth Extension Amendment Proposal — Redemption Rights,” if the Combination Period is extended, our Public Stockholders will have the right to require us to redeem their Public Shares in the Fourth Extension Redemptions. Any redemption or other repurchase may be subject to the Excise Tax. The extent to which we would be subject to the Excise Tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year subsequent to the year in which a Redemption Event occurs and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the Excise Tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the Excise Tax remain to be determined. Any Excise Tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination. In the event an Excise Tax is determined to be owed by us, none of the cash in the Trust Account nor interest earned on the cash in the Trust Account will be used to pay such Excise Tax.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

On January 24, 2024, the SEC adopted the 2024 SPAC Rules requiring, among other matters, (i) additional disclosures relating to SPAC Business Combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business Combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements.

In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the 2024 SPAC Rules and related guidance may (i) increase the costs of and the time needed to negotiate and complete an initial Business Combination and (ii) constrain the circumstances under which we could affect our ability to complete an initial Business Combination.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial Business Combination.

The SEC’s adopting release with respect to the 2024 SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including (i) restrictions on the nature of our investments and (ii) restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial Business Combination.

In addition, we may have imposed upon us burdensome requirements, including: (i) registration as an investment company; (ii) adoption of a specific form of corporate structure; and (iii) reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We are mindful of the SEC’s investment company definition and guidance and intend to complete an initial Business Combination with an operating business, and not with an investment company, or to acquire minority interests in other businesses exceeding the permitted threshold.

We do not believe that our business activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account were initially invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations; the holding of these assets in this form was intended to be temporary and for the sole purpose of facilitating the intended Business Combination. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that we hold investments in the Trust Account, on October 31, 2023, we instructed Continental, as trustee of the Trust Account, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account at a bank.

Pursuant to the Trust Agreement, Continental is not permitted to invest in securities or assets other than as described above. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intended to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our IPO was not intended for persons who were seeking a return on investments in government securities or investment securities. The Trust Account is intended solely as a temporary depository for funds pending the earliest to occur of: (i) the completion of our initial Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend our Charter (x) in a manner that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial Business Combination within the Combination Period; or (y) with respect to any other provision relating to the rights of holders of shares of our Class A Common Stock or pre-initial Business Combination activity; or (iii) absent an initial Business Combination within the Combination Period, our return of the funds held in the Trust Account to our Public Stockholders as part of our redemption of the Public Shares.

We are aware of litigation claiming that certain SPACs should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial Business Combination or may result in our liquidation. If we are unable to complete our initial Business Combination, our Public Stockholders may receive only approximately $[     ] per Public Share (as of [     ] and before taking into account the removal of the accrued interest in the Trust Account to pay our taxes) upon the liquidation of our Trust Account and our Warrants will expire worthless.

We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated. Our Sponsor is a U.S. entity and Enrique Klix, our Chief Executive Officer and Chief Financial Officer, is the sole managing member of the Sponsor. Mr. Klix is a citizen of Argentina, the United Kingdom and Australia, and is a resident of Australia. Other members of the Sponsor include certain of our current and former officers and directors. To the best of our knowledge, approximately 35.7% of the total allocated membership interests in the Sponsor are owned by U.S. persons on a look-through basis and approximately 64.3% of interests in the Sponsor are owned by non-U.S. persons on a look-through basis. Of the approximately 64.3% of interests in the Sponsor owned by non-U.S. persons, approximately 59.0% are owned by persons in Australia, approximately 0.2% are owned by persons in Hong Kong and 5.1% are owned by persons in Canada. Accordingly, the Sponsor is controlled by a non-U.S. person, and CFIUS may consider our Company to be a “foreign person.”

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target. As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our Public Stockholders may only receive $[     ] per Public Share (as of [     ] and before taking into account the removal of the accrued interest in the Trust Account to pay our taxes), and our Warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on February 16, 2021, for the purpose of effecting a Business Combination.

On November 5, 2021, we consummated our IPO, as well as the Private Placement, from which we derived gross proceeds of approximately $119,950,000 in the aggregate. Following the closing of the IPO, an amount of $116,725,000 from the net proceeds of the IPO and the Private Placement was placed in the Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before the end of the Combination Period.

There are currently 3,237,669 shares of Class A Common Stock and one share of Class B Common Stock issued and outstanding. In addition, we issued (i) Public Warrants to purchase 5,750,000 shares of Class A Common Stock as part of our IPO and (ii) Private Placement Warrants to purchase 4,950,000 shares of Class A Common Stock as part of the Private Placement. Each whole Warrant entitles its holder to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Warrants will become exercisable 30 days after the completion of our initial Business Combination and expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the Warrants become exercisable, we may redeem the outstanding Warrants at a price of $0.01 per Warrant, if the last sale price of the Class A Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before we send the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

As of [     ], approximately $[     ] from our IPO and the Private Placement is being held in our Trust Account in the United States maintained by Continental, acting as trustee. Initially, these funds were invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, on October 31, 2023, we instructed Continental to liquidate the investments held in the Trust Account, and instead to hold the funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account at a bank could reduce the dollar amount our Public Stockholders would receive upon any redemption or our liquidation.

In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor has committed, in the form of the 2023 Promissory Note and the 2024 Promissory Note, up to $1,500,000 and $3,000,000, respectively, to be provided to us to fund our expenses relating to investigating and selecting a target business, consummating a Business Combination, and other working capital requirements prior to our initial Business Combination. As of June 30, 2025, we had borrowed $1,500,000 under the 2023 Promissory Note and $922,913 under the 2024 Promissory Note.

First Extension of our Combination Period

Our IPO Prospectus and the Charter provided that we initially had until May 5, 2023 (the date that was 18 months after the consummation of the IPO) to complete a Business Combination. On May 3, 2023, our stockholders approved an amendment to the Charter to extend the Combination Period from May 5, 2023 to November 3, 2023 (or such earlier date as determined by the Board) at the First Special Meeting.

In connection with the vote to approve the First Extension, Public Stockholders holding 8,470,059 Public Shares properly exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, $87,843,748 (approximately $10.37 per share) was removed from the Trust Account to pay such redeeming Public Stockholders in the First Extension Redemptions.

In connection with the approval of the First Extension Amendment Proposal, we issued the First Extension Promissory Note in the aggregate principal amount of up to $630,000 to the Sponsor. The First Extension Promissory Note bears no interest and is repayable in full upon the date of the consummation of the initial Business Combination or our liquidation. Additionally, we agreed to make monthly deposits of $105,000 into the Trust Account for each calendar month (commencing on May 8, 2023) or portion thereof, that was needed by us to complete an initial Business Combination until November 3, 2023, and such amount will be distributed either to: (i) all of the holders of Public Shares upon our liquidation or (ii) Public Stockholders who elect to have their Public Shares redeemed in connection with the consummation of the Business Combination. As of June 30, 2025, we had borrowed $355,000 under the First Extension Promissory Note.

Second Extension of our Combination Period

On November 2, 2023, our stockholders approved, among other things, an amendment to the Charter to extend the Combination Period from November 3, 2023 to November 5, 2024 (or such earlier date as determined by the Board) at the Second Special Meeting. In connection with the vote to approve the Second Extension, Public Stockholders holding 1,831,599 Public Shares properly exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, $19,763,618 (approximately $10.79 per share) was removed from the Trust Account to pay such redeeming Public Stockholders in the Second Extension Redemptions.

In connection with the approval of the Second Extension, we issued the Second Extension Promissory Note in the aggregate principal amount of up to $359,503 to the Sponsor. The Second Extension Promissory Note bears no interest and is repayable in full upon the date of the consummation of the initial Business Combination or our liquidation. Additionally, we agreed to make monthly deposits of $29,958.55 into the Trust Account for each calendar month (commencing on November 4, 2023) that is needed by us to complete an initial Business Combination until November 5, 2024, and such amount will be distributed either to: (i) all of the holders of Public Shares upon our liquidation or (ii) Public Stockholders who elect to have their Public Shares redeemed in connection with the consummation of the Business Combination. As of June 30, 2025, we had borrowed $359,503 under the Second Extension Promissory Note.

Third Extension of our Combination Period

On October 31, 2024, our stockholders approved, among other things, an amendment to the Charter to extend the Combination Period from November 5, 2024 to November 5, 2025 (or such earlier date as determined by the Board) at the Third Special Meeting. In connection with the vote to approve the Third Extension, Public Stockholders holding 835,672 Public Shares properly exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $9.5 million (approximately $11.41 per share) was removed from the Trust Account to pay such redeeming Public Stockholders in the Third Extension Redemptions.

In connection with the approval of the Third Extension, we issued the Third Extension Promissory Note in the aggregate principal amount of up to $130,561 to the Sponsor. The Third Extension Promissory Note bears no interest and is repayable in full upon the date of the consummation of the initial Business Combination or our liquidation. Additionally, we have deposited and will continue to deposit $10,880 into the Trust Account for each calendar month (commencing on November 6, 2024 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by us to complete an initial Business Combination until November 5, 2025, and such amount will be distributed either to: (i) all of the holders of Public Shares upon our liquidation or (ii) Public Stockholders who elect to have their Public Shares redeemed in connection with the consummation of the Business Combination. As of June 30, 2025, we had borrowed $87,040 under the Third Extension Promissory Note.

Founder Share Conversion

On May 3, 2023, at the Second Special Meeting, our stockholders also approved an amendment to the Charter to grant a holder of shares of Class B Common Stock the right to convert such shares into shares of Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination (the “Founder Share Amendment”). Following such approval, we issued an aggregate of 2,874,999 shares of Class A Common Stock (consisting of 2,824,999 shares to the Sponsor and 50,000 shares to one of the qualified institutional buyers or institutional accredited investors that purchased certain Units in the IPO and became members of our Sponsor upon the closing of the IPO (each, an “Anchor Investor”) upon the conversion of an equal number of shares of Class B Common Stock, held by the Sponsor and such Anchor Investor, respectively. The 2,874,999 shares of Class A Common Stock issued in connection with the Founder Share Conversion are subject to the same restrictions as applied to the Class B Common Stock before the Founder Share Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination, as described in the IPO Prospectus. Following the Founder Share Conversion, the First Extension Redemptions, the Second Extension Redemptions and the Third Extension Redemptions, there were 3,237,669 shares of Class A Common Stock issued and outstanding and one share of Class B Common Stock issued and outstanding. As a result, the Sponsor holds approximately 87.3% of the issued and outstanding Common Stock.

Trading of our Securities

On November 4, 2024 we received a letter from the Listing Qualifications Department (“Nasdaq Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”), which stated that Nasdaq Staff had determined that (i) our securities would be delisted from Nasdaq, (ii) trading of our Class A Common Stock, Public Warrants, and Units would be suspended at the opening of business on November 11, 2024 and (iii) a Form 25-NSE would be filed with the SEC, which would remove our securities from listing and registration on Nasdaq. Under Nasdaq Listing Rule IM-5101-2, a SPAC must complete one or more Business Combinations within 36 months following the effectiveness of its initial public offering registration statement (the “Nasdaq 36 Month Requirement”). Since we failed to complete a Business Combination by November 2, 2024, the Nasdaq Staff concluded that we did not comply with the Nasdaq 36 Month Requirement and our securities were subject to delisting. On November 11, 2024, our securities were delisted and the Form 25-NSE was filed on March 21, 2025.

Following the suspension of trading on Nasdaq, our Class A Common Stock, Public Warrants, and Units are quoted on the Pink Open Market of the OTC under the symbols “INTEU,” “INTE” and “INTEW,” respectively. We also remain a reporting entity under the Exchange Act, with respect to continued disclosure of financial and operational information.

Terminated Business Combination with Flybondi

As previously disclosed, on October 19, 2023, we entered into that certain Business Combination Agreement (as amended on July 2, 2024, October 1, 2024 and April 15, 2026, the “Flybondi Business Combination Agreement”), by and among (i) our Company, (ii) Flybondi Limited, a limited company incorporated under the laws of England and Wales (“Flybondi”), (iii) Flybondi Holdings plc, a public limited company incorporated under the laws of England and Wales (“Flybondi Holdings”), (iv) Gaucho MS, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Flybondi Holdings (“Merger Sub”), (v) certain holders of Flybondi’s outstanding shares that executed the Flybondi Business Combination Agreement on October 19, 2023 (the “Signing Sellers”), and (vi) the holders of Flybondi’s outstanding shares and/or options that join the Flybondi Business Combination Agreement by delivering a Seller Joinder (as defined in the Flybondi Business Combination Agreement) after the date of the Flybondi Business Combination Agreement (the “Joining Sellers”, and together with the Signing Sellers, the “Sellers”).

The Flybondi Business Combination Agreement provided for, among other things, the following transactions: (i) Flybondi Holdings would acquire the shares of Flybondi held by the Sellers in exchange for the issuance by Flybondi Holdings of new ordinary shares of Flybondi Holdings, and (ii) we would merge with and into Merger Sub, with the our Company continuing as the surviving entity and as a wholly-owned subsidiary of Flybondi Holdings, and each of our issued and outstanding securities immediately prior to such merger would be cancelled and converted into the right of the holder thereof to receive a substantially equivalent security of Flybondi Holdings.

On March 28, 2025, the Company held a special meeting of our stockholders (the “2025 Special Meeting”) at which our stockholders approved, among other things, to (i) amend the Charter to eliminate (x) the limitation that we shall not redeem Public Shares to the extent that such redemption would result in our failure to have net tangible assets of at least $5,000,001, upon consummation of our initial Business Combination, and (y) the requirement that we shall not consummate an initial Business Combination unless such redemption limitation is not exceeded and (ii) the Flybondi Business Combination Agreement and the transactions contemplated thereby. The proposals are described in more detail in our definitive proxy statement/prospectus filed with the SEC on March 7, 2025. In connection with the 2025 Special Meeting, stockholders holding an aggregate of 348,502 Public Shares contingently exercised their right to redeem their Public Shares for cash at a redemption price of approximately $11.31 per share for an aggregate redemption amount of approximately $3.94 million. With the termination of the Flybondi Business Combination (as discussed below), the Public Shares submitted for redemption were not redeemed.

On June 4, 2025, we entered into a Mutual Termination Consent with Flybondi, pursuant to which our Company and Flybondi mutually agreed to terminate the Flybondi Business Combination Agreement and to abandon the transactions contemplated thereby.

Following the approval of the Third Extension, the Charter currently provides that we have until November 5, 2025 to complete the initial Business Combination. While we are using our best efforts to complete a Business Combination as soon as practicable, the Board believes that there will likely not be sufficient time before November 5, 2025 to complete the Business Combination. Accordingly, the Board believes that, to be able to consummate the Business Combination, we will need to obtain the Fourth Extension. Without the Fourth Extension, the Board believes that there is significant risk that we would not, despite our best efforts, be able to complete the Business Combination on or before November 5, 2025. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which we have to consummate the Business Combination to the Fourth Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

If the Fourth Extension Amendment Proposal is approved and the Fourth Extension Amendment implemented, we intend to complete the Business Combination as soon as possible, and in any event, on or before the Fourth Extended Date. However, there is no assurance that we will be able to consummate the Business Combination, given the actions that must occur prior to closing of the Business Combination.

You are not being asked to vote on the Business Combination at this time. If the Fourth Extension Amendment is implemented and you do not elect to redeem your Public Shares in the Fourth Extension Redemptions, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you would retain the right to vote on the Business Combination when it is submitted to stockholders. Regardless of how you vote on the Business Combination, you would retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Fourth Extended Date.

THE MEETING

Overview

Date, Time and Place

The Meeting will be held at [     ] Eastern time on [     ] at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned.

Attending the Meeting

Only stockholders who own shares of Common Stock as of the close of business on the Record Date will be entitled to attend the Meeting. If you are such a stockholder, you will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP or participate virtually via the Internet. You are requested to confirm your attendance, whether in person or online, at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Jonathan Deblinger, 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. If attending online, upon receipt of such confirmation, the virtual login information for the Meeting will be provided to you.

You will not be required to attend the Meeting in person or virtually in order to vote. You will be able to vote your shares online at [     ], or in accordance with the voting instructions provided throughout this Proxy Statement.

To attend the Meeting, please follow these instructions as applicable to the nature of your ownership of our Common Stock:

●	Record Holders. If your shares are registered in your name with our transfer agent, Continental, you may attend and vote at the Meeting.

●	Beneficial Holders. If your shares are held in Street Name, you are invited to attend the Meeting. However, since you are not the Stockholder of Record, you may not vote your shares at the Meeting unless you request and obtain a valid proxy from your broker or other agent.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding Common Stock on the Record Date that are (i) entitled to vote at the Meeting and (ii) present in person (including those who voted or attend online) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 1,618,836 shares of our Common Stock are required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Meeting if you owned shares of our Class A Common Stock at the close of business on the Record Date for the Meeting. You will have one vote per Proposal for each share of our Common Stock you owned at that time. Our Warrants do not carry voting rights.

Required Votes

Fourth Extension Amendment Proposal

Approval of the Fourth Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of our Common Stock outstanding on the Record Date, including the Founder Shares. If you do not vote or you abstain from voting on the Fourth Extension Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker Non-Votes will have the same effect as “AGAINST” votes.

Adjournment Proposal

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted or attend online) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy, online or at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date of the Meeting, there were 3,237,669 shares of Class A Common Stock and one share of Class B Common Stock outstanding, each of which entitles its holder to cast one vote per proposal.

Our Sponsor, directors and officers, following the Founder Share Conversion, the First Extension Redemptions, the Second Extension Redemptions and the Third Extension Redemptions, own approximately 87.3% of the outstanding shares of our Common Stock entitled to vote at the Meeting and plan to vote all of the shares of our Common Stock owned by them in favor of the Proposals. Assuming that our Sponsor, directors and officers vote all of the shares of our Common Stock owned by them at the Meeting, the Proposals can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Proposals.

Redemption Rights

If the Fourth Extension Amendment Proposal is approved, and the Fourth Extension Amendment is implemented, Public Stockholders may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares in the Fourth Extension Redemptions. As of [     ], based on funds in the Trust Account of approximately $[     ] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[     ] per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in the Fourth Extension Redemptions, you will retain the right to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination, by the Fourth Extended Date. See the section below entitled “Proposal One — The Fourth Extension Amendment Proposal — Redemption Rights”.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with either of the Proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Meeting. The Company has engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares in the Fourth Extension Redemptions. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online or at the Meeting if you are a holder of record of our Common Stock as of the Record Date. You may contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

Recommendation of the Board

After careful consideration, the Board determined unanimously that both of the Proposals are fair to and in the best interests of our Company and our stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” both of the Proposals.

PROPOSAL ONE – THE FOURTH EXTENSION AMENDMENT PROPOSAL

Overview

We are proposing to amend our Charter to extend the date by which we have to consummate a Business Combination to the Fourth Extended Date so as to provide us with additional time to complete the Business Combination.

The Fourth Extension Amendment Proposal is required for the implementation of the Board’s plan to allow us more time to complete the Business Combination. A copy of the proposed amendment to the Charter, which shall be used in the event the Fourth Extension Amendment Proposal is approved, is attached to this Proxy Statement in Annex A.

Reasons for the Fourth Extension Amendment Proposal

Following the approval of the Third Extension, the Charter provides that we have until the Third Extended Date to complete an initial Business Combination. The purpose of the Fourth Extension Amendment is to allow us more time to complete the Business Combination.

The IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. Additionally, our IPO Prospectus and Charter provide for all Public Stockholders to have an opportunity to redeem their Public Shares in the Fourth Extension Redemptions if our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude a Business Combination within the Combination Period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond the Third Extended Date to the Fourth Extended Date. We intend to hold another stockholder meeting prior to the Fourth Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

If the Fourth Extension Amendment Proposal is Not Approved

Stockholder approval of the Fourth Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Fourth Extension Amendment unless our stockholders approve the Fourth Extension Amendment Proposal.

If the Fourth Extension Amendment Proposal is not approved, or we are otherwise unable to complete the Fourth Extension, and we do not consummate the Business Combination by the Third Extended Date, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete our initial Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our Warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Founder Shares and the Private Placement Warrants will be worthless.

If the Fourth Extension Amendment Proposal is Approved

If the Fourth Extension Amendment Proposal is approved, we will file the Fourth Extension Amendment with the DE Secretary of State in the form set forth in Annex A hereto. Filing the Fourth Extension Amendment will extend the Combination Period until the Fourth Extended Date and we will remain a reporting company under the Exchange Act and expect that our Units, Public Shares and Public Warrants will remain publicly traded. We will then continue to work to consummate the Business Combination by the Fourth Extended Date.

Notwithstanding stockholder approval of the Fourth Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Fourth Extension at any time without any further action by our stockholders.

If the Fourth Extension Amendment Proposal is approved and the Board decides to implement the Fourth Extension, the Sponsor or its designees have agreed to the Loans of (i) the lesser of (x) $[     ] or (y) $[     ] for each Public Share that is not redeemed plus (ii) if the Business Combination is not consummated by December 5, 2025, the Monthly Amount for each calendar month (commencing on December 6, 2025 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by us to complete the Business Combination until November 5, 2026. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Fourth Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [     ] Public Shares remain outstanding after the Fourth Extension Redemptions, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on May 5, 2026, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Fourth Extension, then the aggregate amount deposited per share will be approximately $[     ] per share, with the aggregate maximum contribution to the Trust Account being $[     ]. However, if [     ] Public Shares are redeemed and [     ] of our Public Shares remain outstanding after redemptions in connection with the Fourth Extension, then the amount deposited per share for such six-month period will be approximately $[     ] per share.

Assuming the Fourth Extension Amendment Proposal is approved and the Board implements the Fourth Extension, the initial Monthly Amount will be deposited in the Trust Account on or about November 8, 2025. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 5th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Fourth Extension Amendment. The Loans will not occur if the Fourth Extension Amendment Proposal is not approved or the Fourth Extension Amendment is not implemented. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Fourth Extension Amendment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with the Charter. There is also no assurance that the Sponsor or its designees will make additional Loans for the term of the Fourth Extension. The Board will have the sole discretion whether to extend for additional calendar months until November 5, 2025 and if the Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate. Further, even if the Board determines to continue extending for additional calendar months, if the Sponsor or its designees are unable or unwilling, for any reason, to extend the Loans to fund such extensions of the Combination Period, the Combination Period will not be further extended.

You are not being asked to vote on the Business Combination at this time. If the Fourth Extension Amendment is implemented and you do not elect to redeem your Public Shares in the Fourth Extension Redemptions, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you would retain the right to vote on the Business Combination when it is submitted to stockholders. Regardless of how you vote on the Business Combination, you would retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Fourth Extended Date.

If the Fourth Extension Amendment Proposal is approved, and the Fourth Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account in the Fourth Extension Redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Fourth Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $[     ] that was in the Trust Account as of [     ].

Redemption Rights

If the Fourth Extension Amendment Proposal is approved, and the Fourth Extension Amendment is implemented, each Public Stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares in the Fourth Extension Redemptions. As of [     ], based on funds in the Trust Account of approximately $[     ] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[     ] per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of Public Shares who do not elect to redeem their Public Shares in the Fourth Extension Redemptions will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Fourth Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS IN THE FOURTH EXTENSION REDEMPTIONS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [     ].

In connection with tendering your Public Shares for redemption in the Fourth Extension Redemptions, prior to 5:00 p.m. Eastern time on [     ] (two business days before the Meeting), you must elect either to physically tender your stock certificates to: Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to deliver your Public Shares to the transfer agent electronically using the DWAC system, which election would likely be determined based on the manner in which you hold your Public Shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on [     ] (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Fourth Extension Amendment Proposal is approved. In furtherance of such irrevocable election, Public Stockholders making the election will not be able to tender their Public Shares after the vote at the Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the Public Stockholder, whether or not the Public Stockholder is a record holder or the Public Shares are held in Street Name, by contacting Continental, as the transfer agent, or the Public Stockholder’s broker and requesting delivery of the Public Shares through the DWAC system. Delivering Public Shares physically may take significantly longer. In order to obtain a physical stock certificate, a Public Stockholder’s broker and/or clearing broker, DTC, and Continental, as the transfer agent, will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the Public Shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100.00 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is our understanding that Public Stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such Public Stockholders will have less time to make their investment decision than those Public Stockholders that deliver their Public Shares through the DWAC system. Public Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their Public Shares before exercising their redemption rights in the Fourth Extension Redemption and thus will be unable to redeem their Public Shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on [     ] (two business days before the Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a Public Stockholder tenders its Public Shares and decides prior to the vote at the Meeting that it does not want to redeem its Public Shares in the Fourth Extension Redemptions, the Public Stockholder may withdraw the tender. If you delivered your Public Shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the Public Shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders Public Shares and the Fourth Extension Amendment Proposal is not approved, these Public Shares will not be redeemed and the physical certificates representing these Public Shares will be returned to the Public Stockholder promptly following the determination that the Fourth Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of Public Stockholders that make the Election until such Public Shares are redeemed for cash or returned to such Public Stockholders.

If properly demanded, we will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of [     ], based on funds in the Trust Account of approximately $[     ] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[     ] per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Class A Common Stock on [     ] as reported on the Pink Open Market of the OTC was $[     ].

If you exercise your redemption rights in the Fourth Extension Redemptions, you will be exchanging your shares of the Class A Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to our transfer agent prior to 5:00 p.m. Eastern time on [     ] (two business days before the Meeting). We anticipate that a Public Stockholder who tenders Public Shares for redemption in the Fourth Extension Redemptions would receive payment of the redemption price for such Public Shares soon after the completion of the Fourth Extension.

In addition, the Sponsor and/or our Company may enter into arrangements with a limited number of stockholders pursuant to which such Public Stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Fourth Extension Amendment Proposal. The Sponsor and/or our Company may provide such Public Stockholders either our securities or membership interests in the Sponsor pursuant to such arrangements.

Vote Required for Approval

The affirmative vote by holders of at least 65% of our outstanding shares of Common Stock, including the Founder Shares, is required to approve the Fourth Extension Amendment Proposal. If the Fourth Extension Amendment Proposal is not approved, the Fourth Extension Amendment will not be implemented and, if the Business Combination has not been consummated during the Combination Period, we will be required by our Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Fourth Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Fourth Extension Amendment unless our stockholders approve the Fourth Extension Amendment Proposal. Notwithstanding stockholder approval of the Fourth Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Fourth Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Fourth Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers and their affiliates beneficially owned and were entitled to vote an aggregate of 2,824,999 shares of Class A Common Stock and one share of Class B Common Stock, representing approximately 87.3% of our issued and outstanding shares of Common Stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Fourth Extension Amendment Proposal.

Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a quorum, will have the same effect as voting “AGAINST” the Fourth Extension Amendment Proposal.

Assuming that our Sponsor and directors and officers vote all of the shares of our Common Stock owned by them at the Meeting, the Fourth Extension Amendment Proposal can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Fourth Extension Amendment Proposal.

Interests of the Sponsor and our Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that the Sponsor holds one share of Class B Common Stock, 2,824,999 shares of Class A Common Stock and 4,950,000 Private Placement Warrants, all such securities beneficially owned by our Chief Executive Officer and Chief Financial Officer, all of which would expire worthless if the Business Combination is not consummated;

●	the fact that the Sponsor holds the 2023 Promissory Note in the principal amount of up to $1,500,000 issued in connection with working capital loans made by the Sponsor, of which $1,500,000 was outstanding as of June 30, 2025, which is unlikely to be repaid if the Business Combination is not consummated;

●	the fact that the Sponsor holds the 2024 Promissory Note in the principal amount of up to $3,000,000 issued in connection with working capital loans made by the Sponsor, of which $922,913 was outstanding as of June 30, 2025, which is unlikely to be repaid if the Business Combination is not consummated;

●	the fact that the Sponsor holds the First Extension Promissory Note in the principal amount of up to $630,000 issued in connection with the First Extension of which $355,000 was outstanding as of June 30, 2025, which is unlikely to be repaid if the Business Combination is not consummated;

●	the fact that the Sponsor holds the Second Extension Promissory Note in the principal amount of up to $359,503 issued in connection with the Second Extension of which $359,503 was outstanding as of June 30, 2025, which is unlikely to be repaid if the Business Combination is not consummated;

●	the fact that the Sponsor holds the Third Extension Promissory Note in the principal amount of up to$130,561 issued in connection with the Third Extension of which $87,040 was outstanding as of June 30, 2025, which is unlikely to be repaid if the Business Combination is not consummated;

●	the fact that, unless the Company consummates the Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of June 30, 2025) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.15 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement or claims of any third party for services rendered or products sold to us, but only if such third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

●	the fact that we have agreed, through the earlier of our consummation of a Business Combination or our liquidation, to pay the Sponsor a monthly fee of $20,000 for office space, utilities, and secretarial and administrative support. Total administrative fees for the year ended December 31, 2024 were $240,000; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to us, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed Business Combination and may even continue to serve following the Business Combination and receive compensation thereafter.

The Board’s Reasons for the Fourth Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Fourth Extension Amendment is in the best interests of our Company and our stockholders. Our Board has approved and declared advisable the adoption of the Fourth Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Following the approval of the Third Extension, our Charter provides that we have until the Third Extended Date to complete the purposes of our Company including, but not limited to, effecting a Business Combination under its terms.

Our Charter states that if our stockholders approve an amendment to the Charter that would affect (i) the substance or timing of our obligation to redeem 100% of the Public Shares if we do not complete a Business Combination within the Combination Period or (ii) any other provisions relating to stockholders’ rights or pre-initial Business Combination activity, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included, in part, to protect the stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable Business Combination in the timeframe contemplated by the Charter.

In addition, the IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders and because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond the Third Extended Date to the Fourth Extended Date.

We are not asking you to vote on the Business Combination at this time. If the Fourth Extension Amendment is implemented and you do not elect to redeem your Public Shares in the Fourth Extension Redemptions, you will retain the right to vote on the Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event the Business Combination is approved and completed or we have not consummated another Business Combination by the Fourth Extended Date.

After careful consideration of all relevant factors, the Board determined that the Fourth Extension Amendment is in the best interests of our Company and our stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Fourth Extension Amendment Proposal.

PROPOSAL TWO – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fourth Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary. In no event will our Board adjourn the Meeting beyond the Third Extended Date.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fourth Extension Amendment Proposal or to where the Board has determined it is otherwise necessary.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted or attend online) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy, online or at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

Assuming that our Sponsor and directors and officers vote all of the shares of our Common Stock owned by them at the Meeting, the Adjournment Proposal can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for our Public Stockholders with respect to the exercise of redemption rights in connection with the approval of the Fourth Extension Amendment Proposal in the Fourth Extension Redemptions. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold Class A Common Stock as part of a “straddle”, “hedge”, “conversion”, “synthetic security”, “constructive ownership transaction”, “constructive sale”, or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, (v) that are U.S. expatriates, (vi) that actually or constructively own five percent or more of our Class A Common Stock, and (vii) that are Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A Common Stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A Common Stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS IN THE FOURTH EXTENSION REDEMPTIONS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of the Class A Common Stock that elect to have their Class A Common Stock redeemed for cash in the Fourth Extension Redemptions. For purposes of this discussion, a “U.S. Holder” is a Beneficial Owner that so redeems our Class A Common Stock and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A Common Stock is redeemed in the Fourth Extension Redemptions, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Common Stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our Common Stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning Warrants) relative to all of our shares of Common Stock both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our Common Stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock that could be acquired pursuant to the exercise of the Warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Common Stock in the Fourth Extension Redemptions must, among other requirements, be less than 80% our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our Common Stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our Common Stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A Common Stock in the Fourth Extension Redemptions will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in our Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in our Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions”.

U.S. Holders of the Class A Common Stock considering exercising their redemption rights in the Fourth Extension Redemptions should consult their own tax advisors as to whether the redemption of their Class A Common Stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of the Class A Common Stock that elect to have their Class A Common Stock redeemed for cash in the Fourth Extension Redemptions. For purposes of this discussion, a “Non-U.S. Holder” is a Beneficial Owner (other than a partnership) that so redeems its Class A Common Stock and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of the Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock in the Fourth Extension Redemptions will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A Common Stock, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	our Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Class A Common Stock, and, in the case where shares of the Class A Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Class A Common Stock. We do not believe our Company is or has been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of the Class A Common Stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), generally will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described above in the subsection entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Fourth Extension Redemptions.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:

●	each person known by us to be the Beneficial Owner of more than 5% of our outstanding shares of Common Stock;

●	each of our executive officers and directors that beneficially owns shares of our Common Stock; and

●	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 3,237,670 shares of our Common Stock, consisting of (i) 3,237,669 shares of our Class A Common Stock and (ii) one share of our Class B Common Stock, issued and outstanding as of the Record Date. On all matters to be voted upon, holders of the shares of Class A Common Stock and shares of Class B Common Stock vote together as a single class, unless otherwise required under applicable law. Currently, the one share of Class B Common Stock is convertible into Class A Common Stock on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the shares of Common Stock underlying the Private Placement Warrants as these securities are not exercisable within 60 days of the date of this Proxy Statement.

	Class A Common Stock		Class B Common Stock		Approximate Percentage of
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned (2)	Approximate Percentage of Class	Outstanding Shares of Common Stock
Integral Sponsor LLC (3)	2,824,999	87.25%	1	100%	87.25%
Enrique Klix (3)	2,824,999	87.25%	1	100%	87.25%
James Cotton (3)	-	-	-	-	-
All executive officers and directors as a group (2 individuals)	2,824,999	87.25%	1	100%	87.25%

*	Less than 1%.

(1)	Unless otherwise noted, the principal business address of each of the following entities or individuals is 1330 Avenue of the Americas, 23rd Floor, New York, New York 10019.
(2)	On December 29, 2021, 50,000 shares of Class B Common Stock were transferred by our Sponsor to an Anchor Investor. Such Anchor Investor then converted those 50,000 shares of Class B Common Stock to Class A Common Stock as reported on our Current Report on Form 8-K filed with the SEC on December 1, 2023.
(3)	Our Sponsor, Integral Sponsor LLC, is the record holder of the shares reported herein. Mr. Klix is the Managing Member of Integral Sponsor LLC and has voting and investment discretion with respect to the Common Stock held of record by Integral Sponsor LLC. Our other director, Mr. Cotton, is a non-managing member of Integral Sponsor LLC. Mr. Klix disclaims beneficial ownership of such shares, other than his pecuniary interest therein and Mr. Cotton disclaims any beneficial ownership of any shares held by Integral Sponsor LLC.

Changes in Control

None.

STOCKHOLDER PROPOSALS

If the Fourth Extension Amendment Proposal is approved, we anticipate that we will hold the meeting for the Business Combination before the Fourth Extended Date to consider and vote upon approval of the Business Combination. Accordingly, if we consummate the Business Combination, our next annual meeting of stockholders will be held at a future date to be determined by the post-Business Combination company. If the Fourth Extension Amendment Proposal is not approved, or if it is approved, but we do not consummate the Business Combination before the Fourth Extended Date, we will wind up, liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

●	If the shares are registered in your names, you should contact us at (212) 209-6132 or 1330 Avenue of the Americas, 23rd Floor, New York, New York 10019, to inform us of your request; or

●	If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, over the Internet on the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Meeting, you should contact the Solicitation Agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from us via e-mail at info@integralacquisition.com.

If you are a stockholder of our Company and would like to request documents, please do so by [     ], in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED FIFTH AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

INTEGRAL ACQUISITION CORPORATION 1

Pursuant to Section 242 of the

Delaware General Corporation Law

Integral Acquisition Corporation 1 (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)	The name of the Corporation is Integral Acquisition Corporation 1. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 16, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 3, 2021 (the “Amended and Restated Certificate of Incorporation”, as amended by the First Amendment (as defined below), the Second Amendment (as defined below), the Third Amendment (as defined below) and the Fourth Amendment (as defined below)). An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 3, 2023 (the “First Amendment”). An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 2, 2023 (the “Second Amendment”). An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 1, 2024 (the “Third Amendment”). An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on March 28, 2025 (the “Fourth Amendment”).

2)	This Fifth Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation, as amended to date.

3)	This Fifth Amendment to Section 9.1(b) of Article IX to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4)	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 14, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by November 5, 2026 (or such earlier date as determined by the Board) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

A-1

IN WITNESS WHEREOF, Integral Acquisition Corporation 1 has caused this Fifth Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this day of [October][November] 2025.

INTEGRAL ACQUISITION CORPORATION 1

By:
Name:	Enrique Klix
Title:	Chief Executive Officer, Chief Financial Officer and Director

A-2

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION, DATED SEPTEMBER 25, 2025

INTEGRAL ACQUISITION CORPORATION 1

1330 AVENUE OF THE AMERICAS, 23RD FLOOR

NEW YORK, NEW YORK 10019

SPECIAL MEETING OF STOCKHOLDERS

[     ]

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

INTEGRAL ACQUISITION CORPORATION 1

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [     ]

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [     ], (the “Proxy Statement”) in connection with the special meeting of stockholders of Integral Acquisition Corporation 1 (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at [     ] Eastern time on [     ] at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 for the sole purpose of considering and voting upon the following Proposals (as defined below), and hereby appoints Enrique Klix (with full power to act alone) the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is, instructed to vote or act as follows on the Proposals, as set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” BOTH OF PROPOSAL 1 AND PROPOSAL 2 (IF PRESENTED) CONSTITUTING THE FOURTH EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL (TOGETHER, THE “PROPOSALS”).

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held on [     ]:

The notice of meeting and the accompanying Proxy Statement are available at [     ].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” BOTH PROPOSAL 1 AND PROPOSAL 2, IF PRESENTED.

Please mark ☒ votes as indicated in this example

Proposal 1 – Fourth Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from November 5, 2025 to November 5, 2026, on a monthly basis (or such earlier date as determined by the Company’s board of directors).	☐	☐	☐

Proposal 2 – Adjournment Proposal	FOR	AGAINST	ABSTAIN
Adjourn the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fourth Extension Amendment Proposal or (ii) where the Company’s board of directors has determined it is otherwise necessary.	☐	☐	☐

Date:           , 2025

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE-SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.